EXHIBIT 99.1

APOLLO PRODUCT LINE
FINANCIAL STATEMENTS
FOR THE YEAR ENDED
DECEMBER 31, 2013

APOLLO PRODUCT LINE
CONTENTS
December 31, 2013

Page

INDEPENDENT AUDITOR’S REPORT	1 - 2

FINANCIAL STATEMENTS

Statement of Assets Acquired and Liabilities Assumed	3

Statement of Revenues and Direct Expenses	4

Notes to Financial Statements	5 – 11

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders
IntegenX Inc.

Report on the Financial Statements
We have audited the accompanying financial statements of the Apollo Product Line of IntegenX Inc. (the “Company”) which comprise the statement of assets acquired and liabilities assumed as of December 31, 2013, and the related statement of revenues and direct expenses for the year then ended and the related notes to the financial statements.  The assets acquired and liabilities assumed by Wafergen, Inc. pursuant to an acquisition agreement dated January 6, 2014 with the Company are referred to as the “Apollo Product Line”.

Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility
Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control.

To the Board of Directors and Stockholders
March 20, 2014

Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion
In our opinion, the financial statements referred to above present fairly, in all material respects, the statement of assets acquired and liabilities assumed of the Apollo Product Line as of December 31, 2013, and the statement of revenues and direct expenses for the year then ended in accordance with GAAP.

Emphasis of Matter

As described in note 1, the accompanying abbreviated financial statements of the Apollo Product Line were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (“SEC”), and are not intended to be a complete presentation of the financial position or the results of operations of the Apollo Product Line.  Our opinion is not modified with respect to this matter.

SingerLewak LLP

San Jose, California
March 20, 2014

APOLLO PRODUCT LINE
FINANCIAL STATEMENTS
December 31, 2013

Statement of Assets Acquired and Liabilities Assumed

ASSETS ACQUIRED

Inventories	$449,914
Property and equipment, net	38,756

Total assets	488,670

LIABILITIES ASSUMED

Accrued vacation	60,303

Total liabilities assumed	60,303

Net assets acquired	$428,367

APOLLO PRODUCT LINE
FINANCIAL STATEMENTS
December 31, 2013

Statement of Revenues and Direct Expenses

Revenues	$2,940,839

Direct expenses
Cost of sales	1,358,258
Sales and marketing	1,235,325
General and administrative	570,727
Engineering, research and development	478,136
Depreciation expense	73,346

Total direct expenses	3,715,792

Revenues less direct expenses	$(774,953)

APOLLO PRODUCT LINE
NOTES TO FINANCIAL STATEMENTS
December 31, 2013

NOTE 1 – ORGANIZATION

Pursuant to an asset purchase agreement (the “APA”) dated as of January 6, 2014 between IntegenX Inc. (the “Company”) and WaferGen Bio-systems, Inc. (the “Acquirer”), the Acquirer purchased certain assets and assumed certain liabilities related to a certain product line of the Company in return for (a) a cash payment of approximately $2,000,000 and (b) a promissory note of $1,250,000 and (c) up to three earnout payments payable in 2015, 2016 and 2017, and (d) the assumption of liabilities. Hereinafter, the assets, liabilities, and related business sold under the APA are referred to as the “Apollo Product Line.” The Apollo Product Line consists of the Apollo 324TM System and the Validated PrepXTM reagents and protocols (collectively, referred to as the Apollo Product Line).  The Apollo 324TM System is marketed primarily in the United States as an automated next-generation sequencing library preparation instrument that integrates and automates tedious library preparation steps.

The accompanying financial statements, including the unaudited selected cash flow information below, of the Apollo Product Line were prepared for the purpose of providing historical information to comply with the rules and regulations of the SEC pursuant to a waiver letter obtained from the SEC staff. These statements are derived from the Company’s historical accounting records, and are in accordance with accounting principles generally accepted in the United States of America (“US GAAP”). The financial statements are not intended to be a complete presentation of the Apollo Product Line and are not necessarily indicative of the financial position and results of

APOLLO PRODUCT LINE
NOTES TO FINANCIAL STATEMENTS
December 31, 2013

operations that would have been achieved if the Company had operated as a separate, stand-alone business.

For the year ended December 31, 2013, the Apollo Product Line was controlled by the Company. The statement of revenues and direct expenses reflect only those revenues directly attributable to the Apollo Product Line. The direct expenses of the Apollo Product Line presented in this statement includes cost of sales related to the Apollo Product Line’s net revenues and which are directly attributed to products included in the Apollo Product Line. The Company allocated other direct expenses to the Apollo Product Line based on estimates of the employee time spent in research and development, sales and marketing and general and administrative, as well as direct costs specifically identified to the Apollo Product Line.  Management considers these allocations to be a reasonable reflection of the utilization of goods and the services provided. Corporate overhead, including items such as human resources, certain unallocated employee costs related to benefit plans not assumed, legal services and settlements, compliance, finance, tax, and treasury functions that are managed by the Company have not been allocated to the Apollo Product Line in these financial statements. Additionally, depreciation expense of assets not acquired, interest expense and income taxes have also been excluded from the financial statements.

APOLLO PRODUCT LINE
NOTES TO FINANCIAL STATEMENTS
December 31, 2013

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation
The accompanying financial statements have been prepared on the accrual basis of accounting in accordance with US GAAP.

The preparation of complete statements of cash flows and statements of stockholder’s equity was not practicable because of the integration of the Apollo Product Line into the total operations of the Company prior to the divestiture of the Apollo Product Line. The following unaudited selected cash flow information has been prepared from cash flows related solely to cash flows used in or provided by changes in the specific assets and liabilities comprising the Apollo Product Line.

Selected Cash Flows for the Year Presented (unaudited)

Year ended
December 31, 2013
(Unaudited)
Selected cash flows:
Net revenues less direct costs and operating expenses	$ (774,953)
Depreciation	73,346
Change in inventories	170,883
Change in accrued vacation	(4,187)

Net selected cash flows	$ (534,911)

APOLLO PRODUCT LINE
NOTES TO FINANCIAL STATEMENTS
December 31, 2013

Estimates
Preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect amounts reported in the financial statements and the accompanying notes. Actual results could differ from these estimates. The most significant estimates in these financial statements relate to judgments and estimate in allocating costs to the Apollo Product Line.

Inventories
Inventories are stated at lower of cost, using a weighted average method, or market. The Company periodically reviews its inventories for potential slow-moving or obsolete items and writes down specific items to their net realizable value, as appropriate.

Property and Equipment
Property and equipment are stated at cost less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the respective asset, generally three to five years.

Concentration of Significant Customer
The Company had one major customer for the Apollo Product Line in 2013.  Major customers are defined as customers who represent greater than 10% of the Company’s annual revenue.  One major customer accounted for 10% of the revenue of the Apollo Product line in 2013.

APOLLO PRODUCT LINE
NOTES TO FINANCIAL STATEMENTS
December 31, 2013

Revenue Recognition
Revenues (including shipping and handling costs billed to customers) are recognized at the time of shipment when persuasive evidence of an arrangement exists, transfer of ownership has occurred, the sales price is fixed and determinable, and collection of the related receivable is reasonably assured. Returns and allowances have been insignificant to date.

Revenues from separately priced extended maintenance and warranty plans are deferred and recognized over the extended warranty service period, generally one year.

Cost of Sales and Operating Expenses
Cost of goods sold consists primarily of product and product related costs, and shipping and handling costs.

Research and Development
Research and development costs are charged to operations as incurred.  Research and development costs consist of the cost of personnel, material, and related overhead to research, develop and launch new products.

APOLLO PRODUCT LINE
NOTES TO FINANCIAL STATEMENTS
December 31, 2013

NOTE 3 – SIGNIFICANT BALANCE SHEET COMPONENTS

Inventories
Inventories consisted of the following at December 31, 2013:

Finished goods	$240,878
Demo units	78,003
Purchased parts and materials	131,033

$449,914

Property and Equipment
Property and equipment consisted of the following at December 31, 2013:

Lab equipment	$227,731
Manufacturing and other equipment	217,096

444,827
Accumulated depreciation	(406,071)

$38,756

APOLLO PRODUCT LINE
NOTES TO FINANCIAL STATEMENTS
December 31, 2013

NOTE 4 – SUBSEQUENT EVENTS

As discussed in Note 1 to the financial statements, the Company and the Acquirer entered into an APA where the Acquirer purchased certain assets and assumed certain liabilities related to the Apollo product line.

The Company has evaluated subsequent events through March 20, 2014, the date on which the financial statements were available to be issued.